UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 22, 2012

UNIFIRST CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-08504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 658-8888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2012, the Compensation Committee of the Board of Directors of UniFirst Corporation (the “Company”) awarded Ronald D. Croatti, the Company’s Chief Executive Officer and President, a discretionary cash bonus in the amount of $1.0 million on account of his exceptional performance as Chief Executive Officer in fiscal years 2011 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        UNIFIRST CORPORATION

Date: October 26, 2012	By:	/s/ Ronald D. Croatti
Ronald D. Croatti
Chairman of the Board, Chief Executive Officer and President

	By:	/s/ Steven S. Sintros
Steven S. Sintros
Vice President and Chief Financial Officer